Exhibit 99-B

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


      In connection with the Quarterly Report of Warrantech Corporation (the "Company") on Form 10-Q for the period ended September 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Richard F. Gavino, Executive Vice President, Chief Financial Officer, Chief Accounting Officer and Treasurer of the Company, certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) the Report fully complies with the requirements of Section 13(a) or 15(a) of the Securities Exchange Act of 1934, and

      (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                  /s/  Richard F. Gavino
                                       --------------------------------------
                                       Richard F. Gavino
                                       Executive Vice President, Chief Financial
                                       Officer, Chief Accounting Officer and
                                       Treasurer


November 14, 2002


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